SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – August 13, 2003

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 5.    Other Events

On August 13, 2003, we issued a press release announcing that we had completed the sale of $1 billion aggregate principal amount of floating rate convertible debentures due 2033. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On August 20, 2003, we issued a press release announcing the completion of our offers to repurchase for cash any and all of its outstanding 7.25% Notes due May 15, 2006 and the 8.375% Debentures due June 15, 2024. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

Exhibit No.	Description

99.1	Lockheed Martin Corporation Press Release dated August 13, 2003 (convertible debentures offering).

99.2	Lockheed Martin Corporation Press Release dated August 20, 2003 (debt tender offers).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

/s/ Rajeev Bhalla

Rajeev Bhalla Vice President and Controller

August 26, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Lockheed Martin Corporation Press Release dated August 13, 2003 (convertible debentures offering).

99.2	Lockheed Martin Corporation Press Release dated August 20, 2003 (debt tender offers).